THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF BY THE HOLDER EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND IN COMPLIANCE WITH APPLICABLE SECURITIES LAWS OF ANY STATE WITH RESPECT THERETO OR IN ACCORDANCE WITH AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND ALSO MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH ANY APPLICABLE RULES OF THE SECURITIES AND EXCHANGE COMMISSION.

                             STOCK PURCHASE WARRANT
                      To Purchase Shares of Common Stock of
                         Citadel Security Software Inc.

     THIS CERTIFIES that, for value received, ______________ (the "Investor")
                                                                   --------
together with its successors and assigns (the Investor and its successors and assigns, individually or collectively, the "Holder"), is entitled, upon the
                                            ------
terms and subject to the conditions hereinafter set forth, at any time on or after the date of the Closing (as defined in that certain Subscription Agreement, dated as of January __, 2003, between the Company (as defined below) and Investor (the "Subscription Agreement")) and on or prior to the Termination
                   ----------------------
Date (as defined below), to subscribe for and purchase, from Citadel Security Software Inc., a Delaware corporation, or its successors or assigns (the "Company"), [(PURCHASE PRICE AS DEFINED IN THE SUBSCRIPTION AGREEMENT)
 --------
MULTIPLIED BY (0.50) DIVIDED BY ($0.80), ROUNDED TO THE NEAREST WHOLE SHARE] __________ shares of common stock, par value $0.01 per share (the "Common
                                                                   ------
Stock"), (as adjusted pursuant to Section 9 hereof, the "Shares") at an exercise
                                                         ------
price of $1.50 per Share (as adjusted pursuant to Section 9 hereof, the "Exercise Price"). The "Termination Date" shall mean the earlier of: (i) the
 --------------         ----------------
date on which the Subscription Agreement is terminated pursuant to Section 2.2 thereof; (ii) January __, 2006; or (iii) the date ten days after the date on which the Company has provided notice to the Holder that the closing sale price for the common stock of the Company has closed at or above $2.40 for ten consecutive trading days.

     1. Title to Warrant. Prior to the expiration hereof, subject to compliance
        ----------------
with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company, referred to in Section 2 hereof, by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed, to any affiliate of such Holder.

     2. Exercise of Warrant. The purchase rights represented by this Warrant are
        -------------------
exercisable by the Holder, in whole or in part, at any time following the Closing (as defined in the Subscription Agreement) and before the close of business on the Termination Date by the surrender of this Warrant and the Notice of Exercise form annexed hereto duly executed at the office of the Company set forth in Section 14.3 hereof (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address set forth in
Section 14.3 hereof), and upon payment of the aggregate Exercise Price for the Shares thereby purchased (by cash or by check or bank draft payable to the order of the Company or by cancellation of indebtedness of the Company to the Holder, if any, at the time of exercise in an amount equal to the aggregate Exercise Price of the Shares thereby purchased); whereupon the Holder shall be entitled to receive a certificate for the applicable number of Shares.

     3. Issuance of Stock and New Warrant; No Fractional Shares or Scrip.
        ----------------------------------------------------------------
Certificates for the Shares purchased hereunder or issuable upon exchange hereof and, unless this Warrant has been fully exercised or exchanged, a new Warrant representing the portion of the Shares with respect to which this Warrant shall not then have been exercised or exchanged shall be delivered to the Holder promptly after the date on which this Warrant shall have been exercised or exchanged as aforesaid. The Company covenants that all Shares which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue). The Company agrees that the Shares so issued shall be and be deemed to be issued to the Holder as the record owner of such Shares as of the close of business on the date on which this Warrant shall have been exercised or exchanged as aforesaid. No fractional Shares or scrip representing fractional Shares shall be issued upon the exercise or exchange of this Warrant. With respect to any fraction of a Share called for upon the exercise or exchange of this Warrant, an amount equal to such fraction multiplied by the then current price at which each Share may be purchased hereunder shall be paid in cash to the Holder.

     4. Charges, Taxes and Expenses. Issuance of certificates for the Shares
        ---------------------------
upon the exercise or exchange of this Warrant shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise or exchange shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and provided further, that upon any transfer involved in the issuance or delivery of any certificates for the Shares, the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

     5. No Rights as Stockholders. This Warrant does not entitle the Holder to
        -------------------------
any voting rights or other rights as a stockholder of the Company prior to the exercise or exchange hereof.

     6. Registry of Warrant. The Company shall maintain at the above- mentioned
        -------------------
office or agency a registry showing the name and address of the Holder. This Warrant may be surrendered for exchange, transfer or exercise, in accordance with its terms, at such office or agency of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

7. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the
   -------------------------------------------------
Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

     8. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the
        ----------------------------------
taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

     9. Adjustment of Exercise Price and Number of Shares. The number and kind
        -------------------------------------------------
of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows.

     9.1 Reclassification or Merger. In case of any recapitalization,
         --------------------------
reclassification, reorganization or change of securities of the class issuable upon exercise of this Warrant (other than a change in par value or as a result of a subdivision or combination), the Company shall duly execute and deliver to the Holder a new Warrant (in form and substance satisfactory to the Holder), or in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the acquiring and the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing entity, as the case may be, shall (i) duly execute and deliver to the Holder a new Warrant as nearly equivalent as possible to this Warrant (in form and substance satisfactory to the Holder) or
(ii) make appropriate written provisions without the issuance of a new Warrant, so that the Holder shall have the right to receive upon exercise or exchange of this Warrant, at a total exercise price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the Shares theretofore issuable upon exercise or exchange of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, merger or sale by a holder of the number of Shares then purchasable under this Warrant. Any new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 9. The provisions of this subparagraph
9.1 shall similarly apply to successive recapitalizations, reclassifications, reorganizations, changes, mergers and transfers.

     9.2 Subdivision or Combination of Shares. If the Company at any time while
         ------------------------------------
this Warrant remains outstanding and unexpired shall subdivide or combine its outstanding Shares, the Exercise Price shall be proportionately decreased in the case of a subdivision and the number of Shares issuable hereunder shall be proportionately increased in the case of a subdivision and the Exercise Price shall be proportionately increased in the case of a combination and the number of Shares issuable hereunder shall be proportionately decreased in the case of a combination, effective at the close of business on the date the subdivision or combination becomes effective.

     9.3 Stock Dividends and Other Distributions. If the Company at any time
         ---------------------------------------
while this Warrant is outstanding and unexpired shall pay a dividend with respect to the Common Stock payable in additional shares of Common Stock, then the Exercise Price shall be adjusted, from and after the date of determination of stockholders entitled to receive such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction (A) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution and (B) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution.

     9.4 Adjustment of Number of Shares. Upon each adjustment in the Exercise
         ------------------------------
Price, the number of Shares purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of Shares purchasable immediately prior to such adjustment in the Exercise Price by a fraction, the numerator of which shall be the Exercise Price immediately prior to such adjustment and the denominator of which shall be the Exercise Price immediately thereafter.

     9.5 Notice of Adjustments. Whenever the Exercise Price or the number and/or
         ---------------------
type of securities purchasable hereunder shall be adjusted pursuant to this
Section 9, at the written request of the Holder, the Company's President, Chief Executive Officer or Chief Financial Officer shall sign a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, the Exercise Price, and the number and/or type of securities purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed by first class mail, postage prepaid to the Holder.

     10. Restrictions on Transferability of Securities.
         ---------------------------------------------

     10.1 Restrictions on Transferability. This Warrant and the Shares issuable
          -------------------------------
upon exercise or exchange of this Warrant (collectively the "Securities") shall
                                                             ----------
not be sold, assigned, transferred or pledged except upon the conditions specified in this Section 10, which conditions are intended to ensure compliance with the provisions of the Securities Act of 1933, as amended (the "Securities
                                                                    ----------
Act"). Each holder of Restricted Securities (as defined below) will cause any
---
proposed purchaser, assignee, transferee, or pledgee of Restricted Securities held by such holder to agree to take and hold such Restricted Securities subject to the provisions and upon the conditions specified in this Section 10.

     10.2 Restrictive Legend. Each certificate representing the Securities and
          ------------------
any other securities issued in respect of the Securities upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 10.4 below) be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF BY THE HOLDER EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND IN COMPLIANCE WITH APPLICABLE SECURITIES LAWS OF ANY STATE WITH RESPECT THERETO OR IN ACCORDANCE WITH AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE

AND ALSO MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH ANY APPLICABLE RULES OF THE SECURITIES AND EXCHANGE COMMISSION.

Each holder of Restricted Securities and each subsequent transferee (hereinafter collectively referred to as a "Restricted Holder") consents to the Company
                               -----------------
making a notation on its records and giving instructions to any transfer agent of the Securities in order to implement the restrictions on transfer established in this Section 10. Securities represented by a certificate bearing the legend set forth in this Section 10.2 are referred to herein as "Restricted
                                                          ----------
Securities."
----------

     10.3 Restriction on Transfers. Each Restricted Holder of a certificate
          ------------------------
representing Restricted Securities, by acceptance thereof, agrees to comply in all respects with the provisions of this Section 10.3. Restricted Holder agrees that it will not sell or otherwise dispose of any of the Restricted Securities unless such sale or other disposition has been registered under the Securities Act or, in the opinion of counsel acceptable to the Company, is exempt from registration under the Securities Act and has been registered or qualified or, in the opinion of such counsel acceptable to the Company, is exempt from registration or qualification under applicable state securities laws. Restricted Holder understands that the offer and sale by the Company being acquired by Restricted Holder hereunder has not been registered under the Securities Act by reason of their contemplated issuance in transactions exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) thereof, and that the reliance of the Company on such exemption from registration is predicated in part on these representations and warranties of Restricted Holder. Each certificate evidencing the Securities transferred as above provided shall bear the appropriate restrictive legend set forth in
Section 10.2 above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for such Restricted Holder and in the opinion of counsel for the Company such legend is not required in order to establish compliance with any provision of the Securities Act.

     10.4 Removal of Restrictions on Transfer of Securities. Any legend referred
          -------------------------------------------------
to in Section 10.2 hereof stamped on a certificate evidencing the Securities and the stock transfer instructions and record notations with respect to the Securities shall be removed, and the Company shall issue a certificate without such legend to the Restricted Holder of the Securities if the Securities are registered under the Securities Act, or if such Restricted Holder provides the Company with an opinion of counsel (which may be counsel for the Company) reasonably satisfactory to the Company to the effect that a public sale or transfer of such security may be made without registration under the Securities Act or such Restricted Holder provides the Company with reasonable assurances that such security can be sold pursuant to paragraph (k) of Rule 144 (or any successor provision) under the Securities Act.

     11. Registration. The Company shall register the resale by Holder of all
         ------------
Shares issued or issuable hereunder under the Securities Act in the Shelf Registration Statement (as defined in the Subscription Agreement).

     12. Investment Representations of the Holder. With respect to the
         ----------------------------------------
acquisition of any of the Shares, the Holder hereby represents and warrants to the Company as follows:

     12.1 Experience. The Holder has such knowledge and experience in financial,
          ----------
tax and business matters, including substantial experience in evaluating and investing in common stock and other securities (including the common stock and other securities of speculative companies), so as to evaluate the merits and risks of an investment in the Shares and to make an informed investment decision with respect thereto. Investor is fully aware of: (i) the highly speculative nature of the Shares; (ii) the financial hazards involved; (iii) the lack of liquidity of the Shares and the restrictions on transferability of the Shares;
(iv) the qualifications and backgrounds of the management of the Company; (v) the tax consequences of acquiring the Shares; and (vi) Investor understands that the Shares are restricted and cannot be resold unless a registration statement under the Securities Act (and current prospectus) is in effect as to the Shares, the Shares are sold pursuant to Rule 144 of the Securities Act or pursuant to another exemption from the registration requirements of the Securities Act or applicable state securities laws. The Holder is an "accredited investor" as such
                                                    -------------------
term is defined in Rule 501(a) of Regulation D under the Securities Act (a copy of which is attached as Exhibit D to the Subscription Agreement upon which the Holder has indicated the specific definition with which the Holder complies), and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment to be made by it hereunder.

     12.2 Investment. The Holder is acquiring the Shares for investment for its
          ----------
own account and with no present intention of distributing or selling such Shares and further agrees not to transfer such Shares in violation of the Securities Act or any applicable state securities law, and no one other than the Holder has any beneficial interest in the Shares. The Holder agrees that it will not sell or otherwise dispose of any of the Shares unless such sale or other disposition has been registered under the Securities Act or, in the opinion of counsel acceptable to the Company, is exempt from registration under the Securities Act and has been registered or qualified or, in the opinion of such counsel acceptable to the Company, is exempt from registration or qualification under applicable state securities laws. The Holder understands that the Shares have not been, and except as otherwise provided in Section 11 will not be, registered under the Securities Act by reason of their contemplated issuance in transactions exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) thereof, and that the reliance of the Company on such exemption from registration is predicated in part on these representations and warranties of the Holder.

     12.3 Rule 144. The Holder acknowledges that the Shares must be held
          --------
indefinitely unless subsequently registered under the Securities Act, or unless an exemption from such registration is available. In addition, Holder has been advised that Rule 144 promulgated under the Securities Act, which permits certain limited sales of unregistered securities, may not be presently available with respect to the Shares and, in any event, requires that the Shares be held for a minimum of one (1) year, and in certain cases two (2) years, after they have been purchased and paid for (within the meaning of Rule 144), before they may be resold under Rule 144.


     12.4 Access to Data. The Investor has received from the Company, and has
          --------------
reviewed, such information which the Investor considers necessary or appropriate to evaluate the risks and merits of an investment in the Shares, including without limitation, the documents listed on

Exhibit E to the Subscription Agreement, which have been received by Investor as part of an informational packet of materials from the Company. The Investor has had an opportunity to discuss the Company's business, management and financial affairs and projections with the Company's management and has also had an opportunity to ask questions of the Company's officers, which questions were answered to its satisfaction, and to verify information obtained in the Investor's examination of the Company.

     13. Notices. If at any time prior to the exercise or exchange of this
         -------
Warrant in full the Company takes a record of the holders of the Company's common stock for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Company will give to the Holder, at least thirty (30) days prior to the date specified therein, written notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

     14. Miscellaneous.
         -------------

     14.1 Issue Date. The provisions of this Warrant shall be construed and
          ----------
shall be given effect in all respect as if it had been issued and delivered by the Company on the date hereof. This Warrant shall be governed in all respects by the laws of the State of California without regard to choice of laws or conflict of laws provisions thereof.

     14.2 Waivers and Amendments. With the written consent of the Company and
          ----------------------
the Holder, the obligations of the Company and the right of the Holder may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely), and with the same consent the Company and the Holder may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Warrant.

     14.3 Notices. All notices and other communications required or permitted to
          -------
be given under this Warrant shall be in writing and shall be deemed effectively given upon personal delivery, delivery by nationally recognized courier or upon deposit with the United States Post Office (by first class mail, postage prepaid) addressed as follows: (i) if to the Company, at 8750 North Central Expressway, Suite 100, Dallas, Texas 75251, or at such other address as the Company shall have furnished the Holder in writing, and (ii) if to the Holder, to __________, _______, Attention _________, Fax: (_____) _________-________, or
at such other address as the Holder shall have furnished the Company in writing.

     14.4 Survival. The provisions of Section 10 hereof shall survive the
          --------
exercise or exchange of this Warrant and shall remain in effect until such time as the Holder no longer holds Shares.

     14.5 Binding Effect on Successors. This Warrant shall be binding upon any
          ----------------------------
entity succeeding the Company by merger or consolidation. This Warrant shall not be assignable by the Company without the prior written consent of the Holder. All of the covenants and agreements of the Company shall inure to the benefit of successors and assigns of the Holder.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated : January __, 2003

                                               CITADEL SECURITY SOFTWARE INC.

                                               By: _____________________________
                                               Name:
                                               Title:

Acknowledged and agreed:

____________________

By: ____________________
Name:
Title:

                               NOTICE OF EXERCISE


To: Citadel Security Software Inc.

(1) The undersigned hereby elects to purchase ____________ Shares (as defined in the attached Stock Purchase Warrant (the "Warrant")) pursuant to the terms of the Warrant, and tenders herewith payment of the purchase price in full, together with any applicable transfer taxes required by the Warrant to be paid by the undersigned.

(2) Please issue a certificate of certificates representing said Shares in the name of the undersigned or in such other name as is specified below:


                                               (Name)


                                               (Address)


(Date)
                                               (Signature)

                                 ASSIGNMENT FORM

                    (To assign the foregoing Warrant, execute
                   this form and supply required information.
                    Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

________________________________________________________________________________
                                 (Please Print)

whose address is  ______________________________________________________________
                                 (Please Print)

___________________________

Dated: _____________, 200__

Holder's Signature:  _________________________________________________
Holder's Address:    _________________________________________________
______________________________________________________________________